UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:                     (415) 899-1555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

On October 26, 2018, Hennessy Advisors, Inc. (the “Company”) completed the acquisition (the “Acquisition”) of certain assets of BP Capital Fund Advisors, LLC (“BP Capital”) related to the management of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund (together, the “BP Funds”). The Acquisition was consummated in accordance with the terms and conditions of the previously announced Transaction Agreement, dated as of July 10, 2018, between the Company and BP Capital (the “Transaction Agreement”). As provided in the Transaction Agreement, at the closing of the Acquisition, the BP Funds were reorganized into two newly formed series of Hennessy Funds Trust named the Hennessy BP Energy Fund and Hennessy BP Midstream Fund (together, the “Hennessy BP Funds”), respectively. Additionally, BP Capital became the sub-advisor to the Hennessy BP Funds, with the same portfolio managers who managed the BP Funds’ portfolios prior to the Acquisition continuing to manage the Hennessy BP Funds’ portfolios following the Acquisition.

In connection with the closing of the Acquisition, the Company paid a total of $1.6 million in cash to BP Capital, an amount that was equal to (i) $100,000 plus (ii) 0.75% of the aggregate current net asset value of the BP Funds measured as of the close of business on the trading day immediately preceding the closing date of the Acquisition. In accordance with the Transaction Agreement, on October 28, 2019, the business day immediately following the one-year anniversary of the closing date, the Company will make a second payment to BP Capital. The amount of the second payment will be equal to 0.75% of the aggregate current net asset value of the Hennessy BP Funds, as the successor funds to the BP Funds, measured as of the close of business on October 25, 2019, the trading day immediately preceding the one-year anniversary of the closing date.

A description of the principal terms of the Transaction Agreement and the Acquisition is incorporated by reference herein from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 11, 2018.

Item 7.01.	Regulation FD Disclosure

On October 26, 2018, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

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Item 9.01.	Financial Statements and Exhibits

The exhibit listed in the exhibit index below is furnished under Item 7.01 of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit	Description

99.1	Press release.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

October 26, 2018	By:	/s/ Teresa M. Nilsen
Teresa M. Nilsen
President

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